                                                                   Exhibit 10.19

                                                        "CONFIDENTIAL TREATMENT"

PLEASE NOTE: The only portions of this Plan for which the Applicant seeks confidential treatment are the financial performance criteria set forth in
Schedule 3, Schedule 3A and Schedule 3B, which have been omitted from the public filing and are indicated as follows: "(****)"

                             INDEPENDENT BANK CORP.
                           AND ROCKLAND TRUST COMPANY
                  EXECUTIVE OFFICER PERFORMANCE INCENTIVE PLAN

                   Plan Approval, Plan Year, and Defined Terms

     This Independent Bank Corp. And Rockland Trust Company Executive Officer Performance Incentive Plan (the "Plan") has been approved by the Board on February 15, 2007, based upon the recommendation of the Compensation Committee, for use in the 2007 calendar year.

     Capitalized terms used in this Plan are defined as set forth below in
Section 5.

SECTION 1: PURPOSE

     This Plan has been created to provide salaried Executive Officers of the Holding Company and the Bank who are not entitled to sales commissions with a cash incentive program designed to motivate them to perform to their full potential and thereby assist the Holding Company and the Bank in achieving financial success. The financial success of the Holding Company and the Bank shall be determined by comparing the financial results of the Holding Company with specific financial performance goals approved by the Board, based upon the recommendation of the Compensation Committee.

     A diagram depicting the process and computation used to determine a Participant's Award, which is more fully described below, is attached hereto as
Schedule 1.

SECTION 2: AWARDS

     Awards to Participants will be determined, and paid, as follows:

a. PARTICIPANTS. The persons eligible to receive Awards will consist of the Executive Officers. ANY EXECUTIVE OFFICERS WHO ARE PAID SALES COMMISSIONS ARE NOT ELIGIBLE TO PARTICIPATE IN THIS PLAN. Executive Officers will be eligible to participate in this Plan upon their first date of employment. Executive Officers with less than one year of service will receive a prorated award based on length of service. Newly elected Executive Officers will participate in this Plan upon election to Executive Officer status.

b. AWARD DETERMINATION. The Award for the CEO will be derived from the product of the CEO's Target Award multiplied by the Bank Performance Factor. The Award for all

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                                                        "CONFIDENTIAL TREATMENT"

     Participants other than the CEO will be derived from the product of the Participant's Target Award multiplied by the Bank Performance Adjustment Factor and multiplied by the Individual Performance Adjustment Factor. The Award payable to any Participant, therefore, may be less than or more than the Participant's Target Award, depending upon whether, or the extent to which, Bank Performance Goals and -- if applicable -- individual Performance Goals and Objectives for the Plan Year have been achieved.

c. TARGET AWARDS. Target Awards will be established by the Board for each Participant. The tiers of percentages used to determine Target Awards for Executive Officers for the Plan Year is attached hereto as Schedule 2.

d. BANK PERFORMANCE GOALS. Bank Performance Goals will be established by the Board as soon as practical. The Bank Performance Goals for the Plan Year are attached hereto as Schedule 3. In general, Bank Performance Goals will measure the Holding Company's financial performance and also, when appropriate, the achievement of specified strategic goals and/or operational objectives.

e. BANK PERFORMANCE ADJUSTMENT FACTOR. The Bank Performance Adjustment Factor may be adjusted upward or downward within the parameters set forth on
     Schedule 3 based upon the performance of the Holding Company as to a given performance criteria set forth in the Bank Performance Goals. The range of the Bank Performance Adjustment Factor for the CEO with respect to the Earnings Per Share Measure is set forth on Schedule 3A. The range of the Bank Performance Adjustment Factor for all Participants other than the CEO with respect to the Earnings Per Share Measure is set forth on Schedule 3B. The range of the Bank Performance Adjustment Factor set forth on Schedule 3A and Schedule 3B, however, is subject to a 75% reduction if the threshold set forth on Schedule 3 for either the Return On Average Equity Measure or the Return On Average Assets Measure is not met.

f. INDIVIDUAL PERFORMANCE ADJUSTMENT FACTOR. The Individual Performance Adjustment Factor will not be applicable to the CEO. For all Participants other than the CEO, the Individual Performance Adjustment Factor may be adjusted upward or downward within the parameters set forth on Schedule 4 based upon an evaluation of their achievement of individual Performance Goals and Objectives for the Plan Year.

g. PAYMENT OF AWARDS. Awards will be paid, in cash, as soon as practicable after the close of the Plan Year. No Award will be payable to any Participant who is not an Employee on the last day of the Plan Year except that if, during the last eight months of the year, the Participant takes normal retirement (as defined in the Bank's principal retirement program), dies, or is involuntarily terminated other than for Cause, the Participant may be entitled to a prorated Award as and to the extent determined by the Board. If a Participant is on disability for more than four months of the Plan Year, the Participant will be entitled to a prorated Award. If disability lasts four months or less, there will be no reduction in the amount of the Award. Participants who resign voluntarily after the end of the year, but before Award payments are made, will be eligible for an Award as and to the extent determined by the Board. Participants who leave after the end of the Plan Year with an overall rating of "1" or "2" on their Employee Performance Appraisal for the Plan Year will not be eligible for an

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                                                        "CONFIDENTIAL TREATMENT"

     Award. In the event of a Change of Control, the funds accrued by the Bank to the date of the Change of Control will, subject to the approval of the Board, be awarded to the Participants according to the terms of this Plan.

SECTION 3: ADMINISTRATION

This Plan will be administered by the Board, based upon the recommendations of the Compensation Committee. All determinations regarding the achievement of any Bank Performance Goals, the achievement of a Participant's individual Performance Goals and Objectives, and the amount of any individual Award will be made by the Board, in its sole and absolute discretion, based upon the recommendations of the Compensation Committee. Notwithstanding any other provision of this Plan to the contrary, the Board reserves the right, in its sole and absolute discretion, to: make adjustments to the Bank Performance Adjustment Factor within the parameters set forth on Schedule 3 based upon either one-time, non-recurring, or extraordinary events or any other reason that the Board deems appropriate; increase the Award for the CEO up to a maximum of
1.25 times the amount that would be called for by the product of the CEO's Target Award multiplied by the Bank Performance Adjustment Factor; and, to reduce, including a reduction to zero, any Award to a Participant otherwise payable under this Plan.

a. AUTHORITY. The Board will have authority (i) to exercise all of the powers granted under this Plan, (ii) to construe, interpret and implement this Plan and any related document, (iii) to prescribe, amend and rescind rules relating to this Plan, (iv) to make all determinations necessary or advisable in administering this Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in this Plan. The Board shall also have such other and further specified duties, powers, authority, and discretion as are elsewhere expressly set forth in this Plan or as may be conferred upon the Board by necessary implication.

b. DETERMINATIONS FINAL. The actions and determinations of the Board on all matters relating to the Plan and any Awards will be final and conclusive, except to the extent otherwise provided by law.

c. LIABILITY. The Board will not be liable for any action taken or determination made in good faith with respect to this Plan or any Award hereunder, and the Holding Company and the Bank will indemnify and hold the Board harmless with respect to any actions taken or decisions made in good faith under this Plan.

d. AWARDS. The Board will have authority to determine, among other things, the Executive Officers to whom, and the time or times at which, Awards will be made and the requisite conditions thereof.

SECTION 4: MISCELLANEOUS

a. NONASSIGNABILITY. No Award will be assignable or transferable (including pursuant to a pledge or security interest) other than by will or by laws of descent and distribution.

                                                        "CONFIDENTIAL TREATMENT"

b. WITHHOLDING TAXES. Whenever payments under this Plan are to be made, the Bank may withhold therefrom an amount sufficient to satisfy any applicable governmental withholding tax requirements related thereto.

c. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may from time to time suspend or discontinue this Plan or revise, amend, or terminate this Plan.

d. NON-UNIFORM DETERMINATIONS. The Board's determinations under this Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under this Plan, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Board will be entitled, among other things, to make non-uniform and selective determinations and to establish non-uniform and selective Target Awards. Any non-uniform determinations known at the time this Plan was approved are set forth on Schedule 5.

e. OTHER PAYMENTS OR AWARDS. Nothing contained in this Plan will be deemed in any way to limit or restrict the Holding Company, the Bank, or the Board, from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

f. PAYMENTS TO OTHER PERSONS. If payments are legally required to be made to any person other than the person to whom any amount is available under this Plan, payments will be made accordingly. Any such payment will be a complete discharge of the liability of the Holding Company, the Bank, and/or the Board.

g. UNFUNDED PLAN. This is an unfunded Plan. No provision of this Plan will require the Holding Company or the Bank, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor will the Holding Company or the Bank maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants will have no rights under this Plan other than as unsecured general creditors of the Holding Company and the Bank, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they will have the same rights as other employees under generally applicable law.

h. LIMITS OF LIABILITY. Neither the Holding Company, the Bank, the Board, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, will have any liability to any party for any action taken or not taken in good faith under this Plan.

i. RIGHTS OF EMPLOYEES. Nothing contained in this Plan will confer upon any Employee or Participant any right to continue in the employ or other service of the Holding Company or the Bank or constitute any contract or limit in any way the right of the Holding Company or the Bank to change such person's compensation or other benefits or to terminate the employment or other service of such person with or without Cause.

                                                        "CONFIDENTIAL TREATMENT"

j. SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only, and in the event of any conflict, the text of this Plan, rather than the section headings, will control.

k. INVALIDITY. If any term or provision contained herein will to any extent be invalid or unenforceable, such term or provision will be reformed so that it is valid, and such invalidity or unenforceability will not affect any other provision or part hereof.

l. APPLICABLE LAW. The Plan will be governed by the laws of the Commonwealth of Massachusetts without regard to the conflict of law principles thereof.

SECTION 5: DEFINITIONS

The following terms, as used herein, will have the meaning specified:

a. "AWARD" means a cash incentive payment made to a Participant pursuant to this Plan.

b.   "BANK" means Rockland Trust Company.

c. "BANK PERFORMANCE GOALS" means the criteria set forth on Schedule 3 that have been selected to measure the Holding Company's financial performance and also, when appropriate, the achievement of specified strategic goals and/or operational objectives.

d. "BANK PERFORMANCE ADJUSTMENT FACTOR" means a factor determined by the level of performance against the criteria set forth in the Bank Performance Goals.

e. "BOARD" means the Board of Directors of the Holding Company, as it may be comprised from time to time.

f. "CAUSE" means (i) a felony conviction of a Participant; (ii) the commission by a participant of an act of fraud or embezzlement against the Bank or the Holding Company; (iii) willful misconduct or gross negligence materially detrimental to the Holding Company or the Bank; (iv) the Participant's continued failure to implement reasonable requests or directions after thirty (30) days written notice to the Participant; (v) the Participant's wrongful dissemination or use of confidential or proprietary information;
     (vi) the intentional and/or habitual neglect by the Participant of his or her duties to the Holding Company or the Bank; or (vii) a breach of the Code of Ethics for the Holding Company and the Bank; (viii) any other reasons consistent with the Holding Company's and/or the Bank's policies and procedures regarding dismissals as they are adopted and implemented from time to time.

g. "CHANGE OF CONTROL" means that, prior to any payout under this Plan (a) any "person" (as such term is defined in Section 13 (d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (i) a majority of the outstanding common stock of the Holding Company or the Bank, or (ii) securities of either the Holding Company or the Bank representing a majority of the combined voting power of

                                                        "CONFIDENTIAL TREATMENT"

     the then outstanding voting securities of either the Holding Company or the Bank, respectively, or (b) during any period of two consecutive years following the date of this Plan, individuals who at the beginning of any such two year period constitute the Board of Directors of the Holding Company cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.

h. "CEO" shall mean the Chief Executive Officer of the Holding Company and of the Bank.

i. "COMPENSATION COMMITTEE" means the Joint Compensation Committee of the Boards of Directors of the Holding Company and the Bank.

j. "EXECUTIVE OFFICER" means the CEO and any other person who has been identified as an Executive Officer of the Holding Company and/or the Bank in filings with the Securities Exchange Commission.

k.   "HOLDING COMPANY" means Independent Bank Corp.

l. "INDIVIDUAL PERFORMANCE ADJUSTMENT FACTOR" means a factor (or factors) that will, when multiplied by a Participant's Target Award and the Bank Performance Adjustment Factor, determine the amount of a Participant's Award.

m. "PARTICIPANT" means an Executive Officer selected to participate in this Plan whose cash compensation (other than salary) is not superseded by an individual employment agreement or other incentive plan. If any employee is governed by an individual employment agreement, such employee may be a Participant in the Plan to the extent the terms of such agreement does not supersede this Plan. EMPLOYEES WHO ARE PAID SALES COMMISSIONS ARE NOT ELIGIBLE TO PARTICIPATE IN THIS PLAN.

n. "PLAN" means this Independent Bank Corp. And Rockland Trust Company Executive Officer Performance Incentive Plan.

o. "PLAN YEAR" shall mean the calendar year for which this Plan has been approved.

p. "TARGET AWARD" means the Participant's base salary on November 1st of the Plan Year, multiplied by the target percentage established for that Participant.

                                                        "CONFIDENTIAL TREATMENT"

                                                                      SCHEDULE 1

                        2007 Incentive Compensation Plan

                          {2007 Incentive flow chart}

   THE INDIVIDUAL PERFORMANCE ADJUSTMENT FACTOR IS NOT APPLICABLE TO THE CEO.

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                                                        "CONFIDENTIAL TREATMENT"

                                                                      SCHEDULE 2

                       PERCENTAGE TIERS USED TO DETERMINE
                      TARGET AWARDS FOR EXECUTIVE OFFICERS

President/CEO                            45%
EVP - Commercial Loan                    30%
EVP - Retail & Marketing                 30%
Treasurer/Chief Financial Officer        30%
Director of Human Resources              20%
General Counsel                          20%
Chief Technology & Operations Officer.   20%

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                                                        "CONFIDENTIAL TREATMENT"

                                                                      SCHEDULE 3

                           BANK PERFORMANCE GOALS AND

                       BANK PERFORMANCE ADJUSTMENT FACTORS

                                                BANK PERFORMANCE
                                            GOALS & BANK PERFORMANCE
                                               ADJUSTMENT FACTORS
                                          ----------------------------
MEASURE                                   THRESHOLD   TARGET   MAXIMUM
-------                                   ---------   ------   -------
HOLDING COMPANY       Performance Level     (****)    (****)    (****)
OPERATING EARNINGS
PER SHARE BEFORE     Adjustment:All but       50%      100%      125%
INCENTIVE PAYMENTS                  CEO

                        Adjustment: CEO       25%      100%      200%

HOLDING COMPANY       Performance Level     (****)
OPERATING RETURN
ON AVERAGE EQUITY*           Adjustment       75%      Not Applicable

HOLDING COMPANY       Performance Level     (****)
OPERATING RETURN
ON AVERAGE ASSETS*           Adjustment       75%

CONSISTENT WITH THIS PLAN, THE BOARD RESERVES THE RIGHT TO ADJUST ANY AWARDS BY
   CONSIDERING FACTORS INCLUDING - BUT NOT LIMITED TO - COMPLIANCE AND CREDIT
                                     QUALITY

----------
* The greatest adjustment is a reduction to 75% of the Bank Performance if one or both of the Thresholds is missed.

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                                                        "CONFIDENTIAL TREATMENT"

ROA AND ROE DEFINITION FOR SCHEDULE 3

For purposes of computing Holding Company Operating Return on Average Assets ("ROA") and Holding Company Operating Return on Average Equity ("ROE") for purposes of this Plan, earnings are equal to net income as reflected on the Company's audited consolidated statement of income adjusted, upwards or downwards, for the after-tax effect of material non-recurring items.

EPS DEFINITION FOR SCHEDULES 3A AND 3B

For purposes of computing Operating Earnings Per Share Before Incentive Payment ("EPS") for purposes of this Plan, earnings are equal to net income as reflected on the Company's audited consolidated statement of income excluding the after-tax effect of the incentive expense for this Plan and adjusted, upwards or downwards, for the after-tax effect of material non-recurring items.

                                                                     SCHEDULE 3A

                    2007 BANK PERFORMANCE ADJUSTMENT FACTORS
                  FOR CEO AT SPECIFIED LEVELS OF EPS ATTAINMENT

Operating
Earnings Per
Share Before                   Bank
Incentive                  Performance
Payment                       Payout
------------               -----------
   (****)      THRESHOLD       25.0%
   (****)                      30.0%
   (****)                      35.0%
   (****)                      40.0%
   (****)                      45.0%
   (****)                      50.0%
   (****)                      55.0%
   (****)                      60.0%
   (****)                      65.0%
   (****)                      82.5%
   (****)      TARGET         100.0%
   (****)                     120.0%
   (****)                     140.0%
   (****)                     160.0%
   (****)                     180.0%
   (****)      MAXIMUM        200.0%

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                                                        "CONFIDENTIAL TREATMENT"

                                                                     SCHEDULE 3B

                    2007 BANK PERFORMANCE ADJUSTMENT FACTORS
                         FOR PARTICIPANTS OTHER THAN CEO
                      AT SPECIFIED LEVELS OF EPS ATTAINMENT

Operating
Earnings Per
Share Before                   Bank
Incentive                  Performance
Payment                       Payout
------------               -----------
   (****)      THRESHOLD       50.0%
   (****)                      52.0%
   (****)                      54.0%
   (****)                      56.0%
   (****)                      58.0%
   (****)                      60.0%
   (****)                      62.0%
   (****)                      64.0%
   (****)                      66.0%
   (****)                      83.0%
   (****)      TARGET         100.0%
   (****)                     105.0%
   (****)                     110.0%
   (****)                     115.0%
   (****)                     120.0%
   (****)      MAXIMUM        125.0%

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                                                        "CONFIDENTIAL TREATMENT"

                                                                      SCHEDULE 4

                    INDIVIDUAL PERFORMANCE ADJUSTMENT FACTORS

Individual Goals and Objectives   Individual Performance
         for Plan Year               Adjustment Factor
-------------------------------   ----------------------
       Does Not Meet Most                   0.0

           Meets Most                    0.6 - 0.8

     Fully Meets All or all
       the most important                0.8 - 1.05

Exceeds Most or most meaningful         1.05 - 1.30

    Exceeds All or performs
       beyond objectives                1.30 - 1.70

An Executive Officer's achievement of individual performance Goals and Objectives will be measured at his/her broadest level of individual responsibility, based upon the "Goals for Next Year" section of his/her performance appraisal for the Plan Year. The evaluation as to achievement of individual performance Goals and Objectives will be based on the Board's judgment of the Executive Officer's performance on results goals only, not overall performance rating. The Board may adjust an Executive Officer's entire Award downward if non-goals aspects of performance (e.g., values) assessed with the Bank's Employee Performance Appraisal are considered less than acceptable. Awards, however, may not be increased for performance at or better than acceptable levels on non-goals aspects of performance.

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                                                                      SCHEDULE 5

                       NON-UNIFORM DETERMINATIONS FOR 2007

            No non-uniform determinations have yet been made for 2007


                                                                   Page 13 of 13